THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account N

Lincoln ChoicePlus AssuranceSM (Prime)

Supplement dated May 31, 2023 to the
Updating Summary Prospectus for Current Contractowners dated May 1, 2023

This Supplement to your updating summary prospectus outlines important changes that become effective on and after June 20, 2023.  These changes are related to:

a) Appendix A – Funds Available Under The Contract; and
b) Appendix B – Investment Requirements.

All other provisions outlined in your variable annuity prospectus remain unchanged. This Supplement is for informational purposes and requires no action on your part.

The following line items are added to Appendix A – Funds Available Under the Contract:

Investment Objective	Fund and Adviser/Sub-adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 year	5 year	10 year
To provide long-term capital appreciation.	First Trust Growth Strength Portfolio – Class I	1.20%	N/A	N/A	N/A
To provide capital appreciation.	First Trust International Developed Capital Strength Portfolio – Class I	1.20%[1]	-19.38%	N/A	N/A
Capital appreciation with the secondary goal of achieving current income by investing in equity securities.	LVIP JPMorgan Mid Cap Value Fund – Service Class	0.98%	N/A	N/A	N/A
Capital growth over the long term.	LVIP JPMorgan Small Cap Core Fund – Service Class	1.01%	-19.56%	3.79%	9.29%
High total return.	LVIP JPMorgan U.S. Equity Fund – Service Class	0.92%	-18.89%	9.97%	12.93%
1This fund is subject to an expense reimbursement or fee waiver arrangement. As a result, this fund’s annual expenses reflect temporary expense reductions. See the fund’s prospectus for additional information.

Appendix B – Investment Requirements: If you have elected a Living Benefit Rider, you may be subject to the Investment Requirements outlined in the prospectus, according to which Living Benefit Rider you own and when you elected that rider. Please refer to your prospectus to determine if you are subject to Investment Requirements. The changes outlined below are effective on June 20, 2023 and are added to the existing Investment Requirements in your prospectus. All other provisions of Investment Requirements remain unchanged.

Investment Requirements for other Living Benefit Riders purchased on or after November 28, 2016 (January 9, 2017 for existing Contractowners). If you elect i4LIFE® Advantage Select Guaranteed Income Benefit on or after November 28, 2016 (January 9, 2017 for existing Contractowners) but prior to May 21, 2018, Lincoln Market Select® Advantage on or after November 28, 2016 (January 9, 2017 for existing Contractowners), Lincoln ProtectedPay Select CoreSM, Lincoln ProtectedPay Select PlusSM, Lincoln ProtectedPay Select MaxSM, Lincoln Max 6 SelectSM Advantage, or if you are transitioning from Lincoln ProtectedPay Select CoreSM or Lincoln Market Select® Advantage to i4LIFE® Advantage Select Guaranteed Income Benefit, the following changes apply. The First Trust Growth Strength Portfolio, First Trust International Developed Capital Strength Portfolio, LVIP JPMorgan Mid Cap Value Fund, LVIP JPMorgan Small Cap Core Fund and LVIP JPMorgan U.S. Equity Fund are added to the list of funds that cannot exceed 80% of your Contract Value.

Investment Requirements for i4LIFE® Advantage Guaranteed Income Benefit (version 4) riders purchased on or after February 8, 2016 and prior to November 28, 2016 (January 9, 2017 for existing Contractowners). If you elected i4LIFE® Advantage Guaranteed Income Benefit (version 4) riders purchased on or after February 8, 2016 and prior to November 28, 2016 (January 9, 2017 for existing Contractowners, the following changes apply. The First Trust Growth Strength Portfolio, First Trust International Developed Capital Strength Portfolio, LVIP JPMorgan Mid Cap Value Fund, LVIP JPMorgan Small Cap Core Fund and LVIP JPMorgan U.S. Equity Fund are added to the list of funds that cannot exceed 70% of your Contract Value.

Please retain this Supplement for future reference.